WUNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

September 29, 2005

Date of Report (Date of earliest event reported):

Commission File Number: 0-32593

-----------------------------------

Wentworth Energy, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma                                                                                                     73-1599600

(State or other jurisdiction of                                                                    (I.R.S. Employer

 incorporation or organization)                                                                   Identification No.)

115 West 7th Street, Suite 1400, Fort Worth, Texas 76102

(Address of principal executive offices)

  (877) 329-8388

(Issuer's telephone number, including area code)

  Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 29, 2005, Mr. Daniel M. Leonard, a director and officer of Wentworth Energy, Inc. (the "Company") informed the Company that he would be resigning from his position as a director and officer for personal reasons.  This resignation is effective as of midnight on September 30, 2005.

Mr. Leonard will remain General Manager in charge of the Company’s oil and gas operations, and may rejoin the Company’s Board in the future.

Item 9.01    Financial Statements and Exhibits

Exhibits

17.1        Resignation Letter of Daniel M. Leonard, dated September 29, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 29, 2005

WENTWORTH ENERGY, INC.

/s/ John G. Punzo

     John G. Punzo,

     Chief Executive Officer

Exhibit 17.1

                                                                                                                                                                                                            September 29, 2005

Wentworth Energy, Inc.

Attn: John Punzo, CEO

115 West 7th Street, Suite #1400

Fort Worth, TX 76102

Dear John:

        Please accept this letter as my formal resignation as a director and officer of Wentworth Energy, Inc.  My resignation is for personal reasons and is to be effective 12:00 p.m. midnight September 30, 2005.

                                                                                                                                                                            Yours very truly,

                                                                                                                                                                           /s/ Daniel M. Leonard

                                                                                                                                                                           Daniel M. Leonard